CONFORMED

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 2, 2001 (Date of earliest event reported)

D E E R E & C O M P A N Y (Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)
1-4121 (Commission File Number)
36-2382580 (IRS Employer Identification No.)
One John Deere Place Moline, Illinois 61265 (Address of principal executive offices and zip code)
(309)765-8000 (Registrant's telephone number, including area code)
________________________________________________ (Former name or former address, if changed since last report.)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits..

(c) Exhibits

(99) Press release and additional information.

Page 2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
DEERE & COMPANY

By: /s/ MICHAEL A. HARRING
Michael A. Harring
Secretary

Dated: July 2, 2001

Page 3

Exhibit Index

Number and Description of Exhibit

(99)	Press release and additional information

Page 4

Exhibit 99

(John Deere Logo)
For information, call: Ken Golden Manager, Public Relations 309-765-5678
For immediate release: July 2, 2001

WORLDWIDE CONSTRUCTION AND FORESTRY DIVISION IS NEW NAME FOR DEERE & COMPANY UNIT

MOLINE, IL (July 2, 2001) -- Deere & Company today announced a new name for its Construction Equipment Division -- the Worldwide Construction and Forestry Division.

       The Worldwide Construction and Forestry designation, the company said, provides a more accurate reflection of the fact that the Division is now a leading supplier of both construction and forestry harvesting equipment. With the company's acquisition of Timberjack last year, Deere was catapulted into a worldwide leadership position in the production of forestry harvesting equipment, as well as remaining a leading supplier of construction equipment.

       "The combination of these two businesses draw upon each organization's strength and offers exciting opportunities for a broad range of value-adding solutions to meet customers' requirements," said Pierre Leroy, president of the Worldwide Construction and Forestry Division. "The new name provides employees, existing and prospective customers, and the investment community a clearer indication of the scope of our business in these important market segments," he added.

       Further, Mr. Leroy said, "We intend to more closely integrate the two businesses which will permit us to focus more directly on those initiatives that add the greatest value to our customers. We are firmly committed to strengthening our competitive position and contributing positively to the corporate target of 'doubling value twice.' We will be looking at ways we can streamline our operations in all areas including manufacturing integration, supply management and product delivery initiatives, a fully integrated sales and marketing organization, and division-optimized human resources, finance, and information technology functions. The Special Early Retirement Program for salaried employees announced last week will help facilitate this integration."

       "The future of Worldwide Construction and Forestry is solid and bright, and our strengthened capabilities to provide fully integrated customer solutions assures that we will be able to meet market conditions even more efficiently and effectively in the years ahead," he stated.

Deere & Company (www.JohnDeere.com) creates smart and innovative solutions, in the form of advanced machines, services and concepts, for customers on the farmsite, worksite and homesite worldwide.

       SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995. Statements herein that relate to future operating periods are subject to important risks and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect particular lines of business, while others could affect all of the Company's businesses. Further information concerning the Company and its businesses, including factors that potentially could materially affect the Company's financial results, is included in the Company's most recent quarterly report on Form 10-Q and other filings with the Securities and Exchange Commission.

Page 5